EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	June 30, 2011		March 31, 2011		December 31, 2010
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$33,530	$34,076	$36,963	$37,129	$44,005	$44,247
Obligations of states and political subdivisions:
Tax-exempt	127,670	125,326	127,107	121,789	127,210	119,874
Taxable	12,652	12,743	11,676	11,507	7,808	7,668
Mortgage-backed securities	111,140	116,302	99,220	103,627	113,176	118,386
Collateralized mortgage obligations,
Issued by U.S. Government agencies	149,946	152,156	152,718	153,558	131,040	130,826
Corporate bonds	1,000	1,010	1,000	1,019	1,000	1,027
Trust preferred securities issued by individual institutions	6,793	8,123	6,640	8,040	6,535	7,838
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	7,913	7,207	9,937	9,038	9,957	7,400
Other collateralized debt obligations	660	660	681	681	681	681
Total debt securities	451,304	457,603	445,942	446,388	441,412	437,947
Marketable equity securities	4,883	6,611	4,789	6,586	4,589	6,009
Total	$456,187	$464,214	$450,731	$452,974	$446,001	$443,956

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	March 31,	December 31,
	2011	2011	2010
Consumer mortgage:
Residential mortgage loans - first liens	$334,300	$335,362	$333,012
Residential mortgage loans - junior liens	30,214	30,403	31,590
Home equity lines of credit	28,544	26,887	26,853
1-4 Family residential construction	8,574	7,666	14,379
Total consumer mortgage	401,632	400,318	405,834
Commercial:
Commercial loans secured by real estate	157,282	164,201	167,094
Commercial and industrial	59,791	57,494	59,005
Political subdivisions	34,675	36,226	36,480
Commercial construction	24,726	23,340	24,004
Loans secured by farmland	10,927	11,715	11,353
Multi-family (5 or more) residential	7,514	7,600	7,781
Agricultural loans	3,182	3,199	3,472
Other commercial loans	576	862	392
Total commercial	298,673	304,637	309,581
Consumer	13,631	14,004	14,996
Total	713,936	718,959	730,411
Less: allowance for loan losses	(8,269)	(8,846)	(9,107)
Loans, net	$705,667	$710,113	$721,304

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2011	2011	2011	2010
Balance, beginning of period	$8,846	$9,107	$9,107	$8,265
Charge-offs	(800)	(97)	(897)	(270)
Recoveries	192	28	220	183
Net charge-offs	(608)	(69)	(677)	(87)
Provision (credit) for loan losses	31	(192)	(161)	283
Balance, end of period	$8,269	$8,846	$8,269	$8,461

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	June 30,	Mar. 31,	Dec. 31,	June 30,
	2011	2011	2010	2010
Total loans past due 30-89 days and still
Accruing	$6,611	$5,291	$7,125	$8,992

Nonperforming assets:
Total loans past due 90 days or more and
still accruing	$561	$453	$727	$1,937
Total nonaccrual loans	7,586	10,371	10,809	8,071
Foreclosed assets held for sale (real estate)	1,665	707	537	863

Total nonperforming assets	$9,812	$11,531	$12,073	$10,871

Total nonperforming assets as a % of assets	0.75%	0.88%	0.92%	0.81%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2011	Return/	3/31/2011	Return/	6/30/2010	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$335,289	3.48%	$327,104	3.42%	$324,555	3.41%
Tax-exempt	128,049	6.02%	126,973	6.08%	109,090	6.45%
Total available-for-sale securities	463,338	4.18%	454,077	4.16%	433,645	4.17%
Held-to-maturity securities,
Taxable	0	0.00%	0	0.00%	0	0.00%
Trading securities	0	0.00%	0	0.00%	0	0.00%
Interest-bearing due from banks	29,385	0.22%	31,750	0.20%	66,326	0.23%
Federal funds sold	0	0.00%	0	0.00%	96	0.00%
Loans:
Taxable	681,675	6.39%	688,975	6.40%	682,956	6.47%
Tax-exempt	34,806	6.38%	35,073	6.44%	36,248	6.55%
Total loans	716,481	6.39%	724,048	6.40%	719,204	6.47%
Total Earning Assets	1,209,204	5.39%	1,209,875	5.40%	1,219,271	5.31%
Cash	17,631		16,985		17,807
Unrealized gain/loss on securities	5,805		(588)		906
Allowance for loan losses	(8,938)		(9,201)		(8,523)
Bank premises and equipment	22,114		22,474		23,699
Intangible Asset - Core Deposit Intangible	287		315		438
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	56,349		60,758		78,503
Total Assets	$1,314,394		$1,312,560		$1,344,043

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$166,795	0.28%	$163,479	0.32%	$144,439	0.63%
Money market	207,266	0.27%	203,439	0.30%	203,567	0.46%
Savings	95,821	0.20%	92,625	0.25%	75,720	0.25%
Certificates of deposit	205,346	1.96%	212,133	1.99%	226,352	2.30%
Individual Retirement Accounts	156,611	2.46%	161,174	2.99%	163,156	3.08%
Other time deposits	1,350	0.30%	956	0.42%	1,380	0.58%
Total interest-bearing deposits	833,189	1.09%	833,806	1.25%	814,614	1.51%
Borrowed funds:
Short-term	19,407	0.17%	16,865	0.14%	30,478	0.67%
Long-term	135,344	4.01%	145,802	4.01%	187,844	4.11%
Total borrowed funds	154,751	3.53%	162,667	3.61%	218,322	3.63%
Total Interest-bearing Liabilities	987,940	1.47%	996,473	1.63%	1,032,936	1.96%
Demand deposits	169,677		168,211		145,597
Other liabilities	6,998		6,461		7,244
Total Liabilities	1,164,615		1,171,145		1,185,777
Stockholders' equity, excluding
other comprehensive income/loss	146,267		142,054		157,946
Other comprehensive income/loss	3,512		(639)		320
Total Stockholders' Equity	149,779		141,415		158,266
Total Liabilities and Stockholders' Equity	$1,314,394		$1,312,560		$1,344,043
Interest Rate Spread		3.92%		3.77%		3.35%
Net Interest Income/Earning Assets		4.19%		4.05%		3.66%

Total Deposits (Interest-bearing
and Demand)	$1,002,866		$1,002,017		$960,211

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2011	Return/	6/30/2010	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$331,219	3.45%	$315,809	3.78%
Tax-exempt	127,514	6.05%	108,477	6.50%
Total available-for-sale securities	458,733	4.17%	424,286	4.48%
Held-to-maturity securities,
Taxable	0	0.00%	76	5.27%
Trading securities	0	0.00%	58	6.99%
Interest-bearing due from banks	30,561	0.21%	66,605	0.23%
Federal funds sold	0	0.00%	78	0.00%
Loans:
Taxable	685,305	6.39%	683,425	6.48%
Tax-exempt	34,939	6.41%	36,306	6.55%
Total loans	720,244	6.39%	719,731	6.48%
Total Earning Assets	1,209,538	5.39%	1,210,834	5.44%
Cash	17,310		17,367
Unrealized gain/loss on securities	2,626		354
Allowance for loan losses	(9,069)		(8,467)
Bank premises and equipment	22,293		23,930
Intangible Asset - Core Deposit Intangible	301		461
Intangible Asset - Goodwill	11,942		11,942
Other assets	58,541		78,846
Total Assets	$1,313,482		$1,335,267

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$165,146	0.30%	$135,826	0.64%
Money market	205,363	0.29%	200,313	0.48%
Savings	94,232	0.22%	73,662	0.25%
Certificates of deposit	208,721	1.97%	231,622	2.37%
Individual Retirement Accounts	158,880	2.73%	162,147	3.09%
Other time deposits	1,154	0.35%	1,186	0.51%
Total interest-bearing deposits	833,496	1.17%	804,756	1.56%
Borrowed funds:
Short-term	18,143	0.16%	33,815	0.90%
Long-term	140,544	4.01%	191,970	4.13%
Total borrowed funds	158,687	3.57%	225,785	3.64%
Total Interest-bearing Liabilities	992,183	1.55%	1,030,541	2.01%
Demand deposits	168,948		141,041
Other liabilities	6,731		7,354
Total Liabilities	1,167,862		1,178,936
Stockholders' equity, excluding
other comprehensive income/loss	144,172		156,430
Other comprehensive income/loss	1,448		(99)
Total Stockholders' Equity	145,620		156,331
Total Liabilities and Stockholders' Equity	$1,313,482		$1,335,267
Interest Rate Spread		3.84%		3.43%
Net Interest Income/Earning Assets		4.12%		3.72%

Total Deposits (Interest-bearing
and Demand)	$1,002,444		$945,797

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010

Service charges on deposit accounts	$1,225	$1,131	$1,190	$2,356	$2,283
Service charges and fees	207	218	210	425	403
Trust and financial management revenue	946	877	830	1,823	1,729
Brokerage revenue	229	123	107	352	216
Insurance commissions, fees and premiums	58	68	61	126	121
Increase in cash surrender value of life insurance	132	122	119	254	231
Interchange revenue from debit card transactions	485	452	424	937	799
Net gains from sales of loans	155	259	137	414	203
Net (loss) gain from other real estate	(24)	(19)	2	(43)	(36)
Net gain from sale of premises and equipment	0	0	1	0	449
Impairment loss on limited partnership investment	0	(948)	0	(948)	0
Other operating income	260	272	179	532	410
Total other operating income, before realized
gains on available-for-sale securities, net	$3,673	$2,555	$3,260	$6,228	$6,808

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Salaries and wages	$3,469	$3,401	$3,199	$6,870	$6,277
Pensions and other employee benefits	1,018	1,306	983	2,324	1,922
Occupancy expense, net	665	732	651	1,397	1,350
Furniture and equipment expense	453	484	542	937	1,110
FDIC Assessments	189	325	415	514	819
Pennsylvania shares tax	320	319	306	639	611
Other operating expense	1,680	1,696	1,607	3,376	3,611
Total Noninterest Expense	$7,794	$8,263	$7,703	$16,057	$15,700